COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

24.	COMMITMENTS AND CONTINGENCIES

As of December 31, 2022, the Company has agreed to provide a $60.0 million guarantee in respect of the performance of its subsidiaries, and two subsidiaries of an affiliate of Hemen, under a bunker supply arrangement with TFG Marine. As of December 31, 2022, there are no amounts payable under this guarantee. In addition, should TFG Marine be required to provide a parent company guarantee to its bunker suppliers or finance providers then for any guarantee that is provided by the Trafigura Group and becomes payable, Frontline shall pay a pro rata amount based on its share of the equity in TFG Marine. The maximum liability under this guarantee is $6.0 million and there are no amounts payable under this guarantee as at December 31, 2022.

As of December 31, 2022, the Company has committed to the purchase of scrubber equipment from Clean Marine AS, a related party, for two vessels owned by the Company, with a remaining financial commitment of $0.7 million, excluding installation costs, due in 2023. The Company has paid $6.5 million to Clean Marine AS for scrubber equipment in the year ended December 31, 2022.

As of December 31, 2022, the Company has entered into two forward bunker purchase arrangements with TFG Marine, a related party, for the delivery of 1,000 MT of low sulfur bunker fuel per month and 1,000 MT of high sulfur bunker fuel per month for delivery in January 2023 to December 2023. The contracts obligate the Company to purchase and take delivery of the physical fuel at a price of $650 per MT of low sulfur bunker fuel and $465 per MT of high sulfur bunker fuel. As of December 31, 2022, the remaining commitments amounted to $13.4 million, all of which is expected to be paid in 2023.

As of December 31, 2022, total installments of $45.1 million had been paid in connection with the Company’s remaining newbuilding program, and remaining commitments amounted to $144.8 million which were paid in January 2023, of which $130.0 million was financed by committed term loan facilities.

The Company insures the legal liability risks for its shipping activities with mutual protection and indemnity associations, who are members of the International Group of P&I Clubs. As a member of these mutual associations, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

The Company is a party, as plaintiff or defendant, to several lawsuits in various jurisdictions for unpaid charter hire, demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of its vessels, in the ordinary course of business or in connection with its acquisition activities. The Company believes that the resolution of such claims will not have a material adverse effect on the Company's operations or financial condition individually and in the aggregate.

Following assignments of two property leases in 2015, each to a related party, the Company through one of its subsidiaries has guaranteed the remaining outstanding payments due under the leases of $1.8 million as of December 31, 2022 (2021: $3.2 million). The Company does not believe that it will be required to make any payments under these guarantees and has not recorded a liability in the statement of financial position in this respect.